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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 1, 2005



                        NORTH FORK BANCORPORATION, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                             1-10458                 36-3154608
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 (State or Other           (Commission File Number)       (I.R.S. Employer
  Jurisdiction                                           Identification No.)
 of Incorporation)



                 275 Broadhollow Road Melville, New York  11747
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


              (Registrant's Telephone Number, Including Area Code)
                                 (631) 844-1004
                                 --------------


                                 Not Applicable
         -------------------------------------------------------------
                (Former Name or Former Address, if Changed Since
                                  Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01    Regulation FD Disclosure
-------------------------------------

     North Fork Bancorporation, Inc. issued a press release on November 1, 2005 (See Exhibit 99.1) announcing that it will be presenting at the Ryan Beck's "Attraction vs. Attrition" Conference in New York City on Wednesday, November 2, 2005 at 1:35 p.m. (EST).

     Ryan Beck has established a live webcast for interested parties to listen to and can be accessed by visiting North Fork's website at http://www.northforkbank.com and click on Ryan Beck Conference -November 2, 2005 - 1:35 p.m. (EST). The webcast will be archived for 30 days.


ITEM 9.01  Financial Statements and Exhibits
--------------------------------------------

        (c)    Exhibits

               99.1    Press Release issued on November 1, 2005.
























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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   November 1, 2005




NORTH FORK BANCORPORATION, INC.


By:


/s/ Daniel M. Healy
--------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer






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